Exhibit 99.1

Lucid Diagnostics to Hold a Business Update Conference Call on March 28, 2022

Company conference call and webcast at 4:30 PM EDT

NEW YORK, March 7, 2022 (BUSINESS WIRE) — Lucid Diagnostics Inc. (Nasdaq: LUCD) (“Lucid”) a commercial-stage, cancer prevention medical diagnostics company, a majority-owned subsidiary of PAVmed Inc. (Nasdaq: PAVM, PAVMZ), today announced that the companies will host a business update conference call on Monday, March 28, 2022, at 4:30 PM EDT. During the call, Lishan Aklog, M.D., Chairman, and Chief Executive Officer, will provide a business update including an overview of the Company’s near-term milestones and growth strategy. In addition, Dennis McGrath, Lucid’s Chief Financial Officer, will discuss the companies’ fourth quarter 2021 financial results.

To access the conference call, U.S.-based listeners should dial 877-407-0789 and international listeners should dial 201-689-8562. All listeners should provide the operator with the conference call name “Lucid Business Update Conference Call” to join. Individuals interested in listening to the live conference call via the webcast may do so by visiting the investor relations section of the Company’s website at www.luciddx.com.

Following the conclusion of the conference call, a replay will be available for one week and can be accessed by dialing 844-512-2921 from within the U.S. or 412-317-6671 from outside the U.S. To access the replay, all listeners should provide the following pin number: 13727145. The webcast will be available for replay on the investor relations section of the Company’s website at www.luciddx.com.

About Lucid

Lucid Diagnostics Inc is a commercial-stage, cancer prevention medical diagnostics company, and subsidiary of PAVmed Inc. Lucid is focused on the millions of patients with gastroesophageal disease (GERD), also known as chronic heartburn, who are at risk of developing esophageal precancer and cancer. Lucid’s EsoGuard® Esophageal DNA Test, performed on samples collected in a brief, noninvasive office procedure with its EsoCheck® Esophageal Cell Collection Device, is the first and only commercially available diagnostic test capable of serving as a widespread screening tool to prevent cancer and cancer deaths through early detection of esophageal precancer in at-risk GERD patients. EsoGuard is commercialized in the U.S. as a Laboratory Developed Test (LDT). EsoCheck is commercialized in the U.S. as a 510(k)-cleared esophageal cell collection device. EsoGuard, used with EsoCheck, was granted FDA Breakthrough Device designation and is the subject of two large, actively enrolling, international multicenter clinical trials to support FDA PMA approval. Lucid is building a network of Lucid Test Centers where at-risk GERD patients can undergo the EsoCheck procedure for EsoGuard testing. For detailed information on EsoGuard, please visit www.EsoGuard.com and follow us on Twitter, Facebook, and Instagram.

Forward-Looking Statements

This press release includes forward-looking statements. Forward-looking statements are any statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of Lucid’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Risks and uncertainties that may cause such differences include, among other things, volatility in the price of Lucid’s common stock; general economic and market conditions; the uncertainties inherent in research and development, including the cost and time required to advance Lucid’s products to regulatory submission; whether regulatory authorities will be satisfied with the design of and results from Lucid’s clinical and preclinical studies; whether and when Lucid’s products are cleared by regulatory authorities; market acceptance of Lucid’s products once cleared and commercialized; Lucid’s ability to raise additional funding as needed; and other competitive developments. In addition, Lucid has been monitoring the COVID-19 pandemic and the pandemic’s impact on Lucid’s businesses. Lucid expects the significance of the COVID-19 pandemic, including the extent of its effect on its financial and operational results, to be dictated by, among other things, the success of efforts to contain the pandemic and the impact of such efforts on Lucid’s businesses. These factors are difficult or impossible to predict accurately and many of them are beyond Lucid’s control. In addition, new risks and uncertainties may arise from time to time and are difficult to predict. For a further list and description of these and other important risks and uncertainties that may affect Lucid’s future operations, see Lucid’s Registration Statement No. 333-259721 filed with the Securities and Exchange Commission. Lucid disclaims any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

Contacts:

Investors

Adrian K. Miller

PAVmed Inc.

AKM@PAVmed.com

Media

Shani Lewis

LaVoieHealthScience

(609) 516-5761

PAVmed@lavoiehealthscience.com